                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 19, 2001 (except for matters discussed in Note 18 as to which the date is October 4, 2001) included in Amendment No. 1 to the Form 10-K of MRV Communications, Inc. for the year ended December 31, 2000 into:

(i)      the Registration Statement on Form S-8 of MRV Communications, Inc. (File No.  33-96458);
(ii)     the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-87743);
(iii)    the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-87741;
(iv)     the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-87739);
(v)      the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-87735);
(vi)     the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-87733);
(vii)    the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-87731);
(viii)   the Registration Statement on Form S-3 of MRV Communications, Inc. (File No. 333-86163);
(ix)     the Registration Statement on Form S-3 of MRV Communications, Inc. (File No. 333-17537);
(x)      the Registration Statement on Form S-3 of MRV Communications, Inc. (File No. 333-64017);
(xi)     the Registration Statement on Form S-3 of MRV Communications, Inc. (File No. 333-39560);
(xii)    the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-42306);
(xiii)   the Registration Statement on Form S-3 of MRV Communications, Inc. (File No. 333-44534);
(xiv)    the Registration Statement on Form S-4 of MRV Communications, Inc. (File No. 333-44536);
(xv)     the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-44540);
(xvi)    the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-47896);
(xvii)   the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-47898);
(xviii)  the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-47900);
(xix)    the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-55328);
(xx)     the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-55334); and
(xxi)    the Registration Statement on Form S-8 of MRV Communications, Inc. (File No. 333-71180).



/s/ ARTHUR ANDERSEN LLP
ARTHUR ANDERSEN LLP


Los Angeles, California
December 20, 2001